SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

Boston Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-28432	04-3026859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Middlesex Turnpike Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 904-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events.

On February 7, 2007 the Nasdaq Stock Market advised the Company that it will continue the listing of the Company’s securities pending a review by the Nasdaq Listing and Hearing Review Council (the “Listing Council”). Specifically, the Listing Council has called for review an earlier decision of the Nasdaq Listing Qualifications Panel requiring the Company to file all required restatements and delinquent periodic reports by February 13, 2007, and stayed the suspension from trading of the Company’s securities pending further action by the Listing Council. No date has been set for the Listing Council’s review. The Company may submit additional information for the Listing Council’s consideration by March 30, 2007. There can be no assurance that the Listing Council will determine that the Company should remain listed on Nasdaq subsequent to March 30, 2007.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2007

BOSTON COMMUNICATIONS GROUP, INC.

By:  /s/  Joseph Mullaney

        Joseph Mullaney

        Chief Financial Officer